UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

AXP(R) Threadneedle
         European Equity
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Threadneedle European Equity Fund seeks to provide shareholders with capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements                                                 16

Notes to Financial Statements                                        19

Report of Independent Registered
   Public Accounting Firm                                            31

Federal Income Tax Information                                       32

Fund Expenses Example                                                33

Board Members and Officers                                           35

Proxy Voting                                                         37

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers*               Since               Years in industry
Dominic Baker                     10/03                      12
Rob Jones                         10/03                      12

* The Fund is managed by a team led by Dominic Baker and Rob Jones.

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates by class
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols by class
A: AXEAX        B: AEEBX        C: --           Y: --

Total net assets                                         $125.2 million

Number of holdings                                                   93

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

           STYLE
VALUE      BLEND       GROWTH
             X                 LARGE
             X                 MEDIUM  SIZE
             X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 31.3%
France 13.2%
Germany 11.9%
Switzerland 11.4%
Netherlands 7.3%
Italy 5.9%
Spain 4.5%
United States 4.0%
Ireland 3.7%
Sweden 1.7%
Finland 1.3%
Austria 1.1%
Belgium 1.1%
Other* 1.6%

* Includes Denmark and Portugal.

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)                                     4.3%
Total (France)                                                      4.1
BP (United Kingdom)                                                 3.7
HSBC Holdings (United Kingdom)                                      3.0
Roche Holding (Switzerland)                                         2.7
GlaxoSmithKline (United Kingdom)                                    2.7
UBS (Switzerland)                                                   2.6
Eni (Italy)                                                         2.4
Royal Dutch Petroleum (Netherlands)                                 2.1
Royal Bank of Scotland Group (United Kingdom)                       2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)
               +15.29%           +22.38%          +21.71%

(bar 1)   AXP Threadneedle European Equity Fund Class A (excluding sales charge)

(bar 2)   Morgan Stanley Capital International (MSCI) Europe Index (unmanaged)

(bar 3)   Lipper European Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                  Class B                 Class C                       Class Y
(Inception dates)            (6/26/00)                (6/26/00)               (6/26/00)                     (6/26/00)
                         NAV(1)    POP(2)      NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)      NAV(5)     POP(5)
as of Oct. 31, 2004
1 year                  +15.29%    +8.68%     +14.39%      +10.39%       +14.30%      +14.30%         +15.20%    +15.20%
3 years                  +4.68%    +2.63%      +3.83%       +2.90%        +3.82%       +3.82%          +4.74%     +4.74%
Since inception          -5.85%    -7.12%      -6.57%       -7.00%        -6.58%       -6.58%          -5.75%     -5.75%

as of Sept. 30, 2004
1 year                  +19.19%   +12.33%     +18.28%      +14.28%       +18.18%      +18.18%         +19.42%    +19.42%
3 years                  +4.15%    +2.11%      +3.30%       +2.35%        +3.39%       +3.39%          +4.32%     +4.32%
Since inception          -6.56%    -7.85%      -7.30%       -7.74%        -7.31%       -7.31%          -6.46%     -6.46%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dominic Baker and Rob Jones of Threadneedle International Limited (Threadneedle) discuss the Fund's positioning and results for fiscal year 2004. Threadneedle, an indirect wholly owned subsidiary of American Express Financial Corporation, acts as the subadviser to the Fund.

Q: How did AXP Threadneedle European Equity Fund perform for the 12 months ended Oct. 31, 2004?

A: AXP Threadneedle European Equity Fund's Class A shares, excluding sales charge, rose 15.29% for the 12-month period ended Oct. 31, 2004. This disappointing performance was less than the Fund's benchmark, the MSCI Europe Index, which advanced 22.38% for the period. The Lipper European Funds Index, representing the Fund's peer group, rose 21.71% for the same time frame.

Q:  What changes were made to the Fund?

A: Over the course of the fiscal year, we made several notable changes to the Fund. The most significant changes were made when we assumed responsibility for the Fund in late October 2003. At that time, we felt that the Fund's portfolio reflected an overly defensive positioning that was not fully capturing the recovery in the European equity markets. Historically, stocks in the cyclical sectors benefit from a growing global economy. Given our optimism about global growth, we made several key changes to the Fund, which included:

    o Reducing the Fund's large cap emphasis and adding more mid-cap stocks. Mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic growth. We believed that mid-cap stocks offered the most capital appreciation potential in the market environment in early November 2003.

    o Increasing the number of stocks in the portfolio from 50 to a target of
      90. We believe that holding a larger number of stocks may help reduce volatility.

    o Focusing on stocks poised to benefit from greater economic growth in Europe. We increased the Fund's positions in industrial, capital goods and services and financial stocks. We reduced positions in energy, utilities, consumer staples and health care.

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5   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Close to the time that these strategies were implemented, the environment that had favored cyclical stocks was changing. Cyclical stocks benefited greatly as the economy and markets improved through much of 2003. Traditionally, strong rallies occur when the economy is recovering, and within this environment, companies with a cyclical focus were well-positioned to enjoy the rally. Unfortunately, cyclical stocks suffered from profit taking toward the end of 2003. Cyclicals had a strong start in 2004, performing very well in January, but subsequently gave up a lot of that performance. During much of the Fund's fiscal year, cyclical stocks have not been favored. We sold some cyclical stocks, but probably not soon enough to offset the negative performance. We were expecting the U.S. recovery to come through, and clearly we have seen that, but we underestimated the degree to which concerns about rising U.S. interest rates and potentially rising European interest rates would damage some of the cyclical stocks that we held.

    We have increased the Fund's focus toward large-cap, growth-oriented stocks. This was a key factor affecting performance late in the reporting period. We added companies that were focused on both top and bottom-line growth. Adding more growth stocks to the Fund helped performance and put the Fund where it should be to benefit most from Europe's slow-but-steady growing economies.

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6   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We underestimated the degree to which concerns about rising U.S. interest rates and potentially rising European interest rates would damage some of the cyclical stocks that we held. (begin callout quote)

Q:  What factors most significantly affected performance?

A: Stock selection and the performance of certain holdings affected the overall performance of the Fund. Several positive examples follow:

    o Cairn Energy has been a very profitable stock for us. The company has rights to explore a region in India and has found solid signs of oil. This has been a good stock with a very solid story. Other energy stocks that were added to late in the reporting period were Total (France) and Eni (Italy).

    o Nobel Biocare is a Swiss manufacturer of dental implants that was a very strong contributor to performance. Nobel Biocare is a mid-cap stock.

    o Another of our holdings that made a positive contribution was Continental, a German firm best known as a tire maker. Continental also makes electronic stability programs (ESP), a product we believe can be an earnings catalyst for the firm as ESP becomes more widely used in U.S. sport utility vehicles. ESP works in conjunction with a vehicle's antilock braking system to detect when a wheel goes into a skid. It then applies the brakes to that wheel to help a driver regain control. This system is also used in SUVs to prevent rollovers if the driver corners too sharply.

    Despite these successes, many stocks in the portfolio underperformed. Adecco, a Swiss temporary employment company, dropped 40% in one day (January 12). The key reason for the drop was that Adecco announced that they were postponing the release of their annual report because of accounting investigations and irregularities at one of Adecco's subsidiaries in the United States. We sold the Fund's entire position that day.

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7   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain optimistic about the pace of earnings growth. (end callout quote)

    Another dramatic story was ABB, a power generation and industrial automation firm. We bought the stock in September but sold it in October amid a negative market reaction to statements by the firm's management.

    Man Group (U.K.), a provider of alternative investment products, such as hedge funds, was a strong stock early in the year. Later though, Man Group had some issues related to a particularly high profile hedge fund product, which caused a drop in its performance and higher outflows. The stock has since been sold.

    Another falling star was Rank Group, a lodging and gaming company in the U.K. Rank Group was another stellar performer early in the year, but fell from grace in the spring when proposals related to government deregulation of the industry were not as favorable as some industry analysts had hoped. This negatively impacted Rank Group, and we sold the stock.

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8   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Questions & Answers

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: We remain optimistic about the pace of earnings growth. Global cash flow yield is still toward the all-time highs. That implies that there is still a lot of value within companies. At the same time, we are still seeing supportive information flow from factors, such as the leading indicators in Europe. Because of that, we have been shifting the focus of the portfolio toward those stocks that can demonstrate reasonable growth yet whose earnings multiples are not too stretched. We are looking for those stocks that can effectively demonstrate earnings growth and have strong performance potential.

    We increased the Fund's position in health care stocks midway through the period largely because our position in pharmaceuticals increased. French companies Aventis and Sanofi-Synthelabo, both held in the Fund, merged. We expect some value to be added to the merged company stock as investors start taking into account some of the benefits coming through from the economies of scale that will come to play there.

    Within financials, we reduced our position in banks. Banks tend not to perform well during periods of rising interest rates. Anglo Irish Bank, however, is a niche bank that specializes in loans to mid-sized companies. A meeting with the bank's management in August supported our belief that the bank's stock was a good value. Anglo Irish Bank is one of the larger holdings in the Fund.

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9   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Threadneedle European Equity Fund Class A shares (from 7/1/00 to 10/31/04) as compared to the performance of two widely cited performance indices, the MSCI Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term       Long-term
Fiscal year ended        Income       capital gains   capital gains      Total
Oct. 31, 2004             $0.04           $  --            $--           $0.04
Oct. 31, 2003              0.02              --             --            0.02
Oct. 31, 2002                --              --             --              --
Oct. 31, 2001                --            0.03             --            0.03
Oct. 31, 2000(1)             --              --             --              --

(1) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

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10   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

(line chart)

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP THREADNEEDLE EUROPEAN EQUITY FUND

AXP Threadneedle European Equity Fund Class A
  (includes sales charge)                                    $ 9,425   $9,330   $6,323  $5,426   $6,307   $7,252
MSCI Europe Index(1)                                         $10,000   $9,207   $7,130  $6,161   $7,683   $9,403
Lipper European Funds Index(2)                               $10,000   $9,160   $6,765  $5,901   $7,354   $8,950

                                                              7/1/00    10/00    10/01   10/02    10/03    10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                           Since
                                                                 1 year           3 years         inception(3)
AXP Threadneedle European Equity Fund (includes sales charge)
Class A     Cumulative value of $10,000                         $10,868          $10,810             $7,252
            Average annual total return                          +8.68%           +2.63%             -7.12%
MSCI Europe Index(1)
            Cumulative value of $10,000                         $12,238          $13,187             $9,403
            Average annual total return                         +22.38%           +9.66%             -1.41%
Lipper European Funds Index(2)
            Cumulative value of $10,000                         $12,171          $13,230             $8,950
            Average annual total return                         +21.71%           +9.78%             -2.53%

Results for other share classes can be found on page 4.

(1) MSCI Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions and other fees.

(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 26, 2000. MSCI Europe Index and Lipper Index data is from July 1, 2000.

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11   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Investments in Securities

AXP Threadneedle European Equity Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (94.2%)(c)
Issuer                                         Shares              Value(a)

Austria (1.1%)

Banks and savings & loans (0.5%)
Erste Bank der Oesterreichischen
  Sparkassen                                   14,100              $629,498

Building materials & construction (0.6%)
Wienerberger                                   18,520               737,014

Belgium (1.1%)

Telecom equipment & services
Belgacom                                       37,277(b)          1,373,750

Denmark (0.9%)

Insurance
Topdanmark                                     15,064(b)          1,064,681

Finland (1.3%)

Computer software & services (0.7%)
TietoEnator                                    32,070               902,810

Telecom equipment & services (0.6%)
Nokia                                          49,333               763,200

France (13.3%)

Automotive & related (1.2%)
Renault                                        17,440             1,463,945

Banks and savings & loans (1.6%)
BNP Paribas                                    28,865             1,970,518

Beverages & tobacco (0.7%)
LVMH Moet Hennessy
  Louis Vuitton                                12,662               870,063

Energy (4.1%)
Total                                          25,033             5,221,254

Health care services (1.1%)
Essilor Intl                                   19,496             1,327,185

Insurance (1.2%)
AXA                                            69,900             1,508,921

Media (0.5%)
Publicis Groupe                                19,499               583,353

Multi-industry (1.8%)
Sanofi-Aventis                                 20,585             1,509,315
Vivendi Universal                              27,471(b)            752,602
Total                                                             2,261,917

Utilities -- telephone (1.1%)
France Telecom                                 49,434             1,419,459

Germany (9.6%)

Automotive & related (2.4%)
Bayerische Motoren Werke                       31,251             1,325,628
Continental                                    27,585             1,510,745
Total                                                             2,836,373

Banks and savings & loans (0.5%)
Hypo Real Estate Holding                       17,625(b)            661,253

Computer software & services (0.6%)
SAP                                             4,680               799,648

Electronics (0.9%)
Siemens                                        15,732             1,174,625

Health care products (1.2%)
Celesio                                        13,235               962,445
Merck                                          10,755               600,991
Total                                                             1,563,436

Textiles & apparel (1.1%)
Puma Rudolf Dassler Sport                       5,671             1,424,473

Utilities -- electric (1.5%)
E.ON                                           22,528             1,838,576

Utilities -- telephone (1.4%)
Deutsche Telekom                               89,665(b)          1,723,326

Ireland (3.7%)

Banks and savings & loans (1.8%)
Anglo Irish Bank                              118,211             2,265,917

See accompanying notes to investments in securities.

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12   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Ireland (cont.)

Building materials & construction (0.9%)
CRH                                            44,967            $1,075,994

Food (0.3%)
IAWS Group                                     25,234               337,425

Retail -- general (0.7%)
Grafton Group                                 102,383(b)            933,441

Italy (6.0%)

Banks and savings & loans (0.6%)
Banco Popolare di Verona
  e Novara Scrl                                40,751               724,815

Energy (2.5%)
Eni                                           130,457             2,971,404

Insurance (0.7%)
Riunione Adriatica di Sicurta                  43,909               930,440

Multi-industry (0.6%)
Autostrade                                     36,234               795,160

Utilities -- electric (1.6%)
Enel                                          225,239             2,043,451

Netherlands (7.3%)

Aerospace & defense (0.8%)
European Aeronautic Defence
  and Space                                    36,119             1,032,970

Banks and savings & loans (1.9%)
ING Groep                                      89,941             2,388,087

Energy (2.1%)
Royal Dutch Petroleum                          48,648             2,651,227

Food (0.9%)
Royal Numico                                   34,241(b)          1,157,587

Industrial services (0.5%)
Koninklijke Philips Electronics                25,736               610,885

Media (0.5%)
Reed Elsevier                                  45,727               602,677

Multi-industry (0.6%)
Euronext                                       25,412               738,141

Portugal (0.8%)

Automotive & related
Brisa-Auto Estradas de Portugal               116,468               956,789

Spain (4.5%)

Banks and savings & loans (2.6%)
Banco Bilbao Vizcaya Argentaria               117,284             1,845,943
Banco Santander Central Hispano               121,597(d)          1,361,461
Total                                                             3,207,404

Utilities -- electric (0.8%)
Iberdrola                                      47,646             1,046,208

Utilities -- telephone (1.1%)
Telefonica                                     86,577             1,433,544

Sweden (1.7%)

Automotive & related (0.6%)
Volvo Cl B                                     18,963               719,920

Machinery (0.5%)
Atlas Copco Cl A                               18,798               780,105

Telecom equipment & services (0.6%)
Telefonaktiebolaget LM
  Ericsson Cl B                               237,080(b)            690,550

Switzerland (11.4%)

Banks and savings & loans (3.4%)
Credit Suisse Group                            26,423(b)            906,216
UBS                                            45,588             3,295,012
Total                                                             4,201,228

Chemicals (1.1%)
Syngenta                                       14,734(b)          1,409,232

Food (0.8%)
Nestle                                          4,001               949,148

Health care products (5.4%)
Actelion                                        6,462(b)            741,452
Nobel Biocare Holding                           8,636             1,416,188
Novartis                                       26,716             1,277,624
Roche Holding                                  33,218             3,405,263
Total                                                             6,840,527

Metals (0.7%)
Xstrata                                        58,995               916,109

United Kingdom (31.4%)

Aerospace & defense (0.9%)
Rolls-Royce Group                             228,939             1,090,720
Rolls-Royce Group Cl B                      7,280,260(b)             13,379
Total                                                             1,104,099

See accompanying notes to investments in securities.
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13   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

United Kingdom (cont.)

Banks and savings & loans (5.2%)
Barclays                                       59,948              $586,086
HBOS                                           88,835             1,190,925
Lloyds TSB Group                              135,033             1,069,528
Royal Bank of Scotland Group                   88,663             2,615,124
Standard Chartered                             68,274             1,221,424
Total                                                             6,683,087

Beverages & tobacco (1.1%)
Gallaher Group                                 48,988               618,924
SABMiller ADR                                  48,727               703,382
Total                                                             1,322,306

Building materials & construction (0.6%)
Persimmon                                      68,244               775,047

Cellular telecommunications (4.3%)
Vodafone Group                              2,090,777             5,359,903

Energy (4.9%)
BP                                            484,630             4,697,943
Cairn Energy                                   51,921(b)          1,404,513
Total                                                             6,102,456

Engineering & construction (0.6%)
Taylor Woodrow                                172,545               734,055

Financial services (3.0%)
HSBC Holdings                                 235,217             3,801,715

Health care products (3.5%)
AstraZeneca                                    22,974               942,336
GlaxoSmithKline                               161,509             3,404,357
Total                                                             4,346,693

Insurance (0.5%)
HHG                                           771,327(b)            659,123

Leisure time & entertainment (0.9%)
Carnival                                       20,353             1,077,947

Media (0.8%)
T&F Informa                                   137,712               966,740

Metals (0.7%)
Lonmin                                         43,715               821,828

Retail -- general (0.6%)
GUS                                            49,614               812,376

Retail -- grocery (2.2%)
Morrison WM Supermarkets                      293,091             1,219,960
Tesco                                         298,304             1,573,316
Total                                                             2,793,276

Telecom equipment & services (0.7%)
mmO2                                          434,698(b)            840,785

Utilities -- natural gas (0.9%)
BG Group                                      182,141             1,188,259

Total common stocks
(Cost: $99,896,590)                                            $117,919,358

Preferred stocks (2.3%)(c)
Issuer                                         Shares              Value(a)

Germany
Porsche                                         2,813            $1,796,014
ProSiebenSat.1 Media                           61,091             1,097,536

Total preferred stocks
(Cost: $2,404,524)                                               $2,893,550

Short-term securities (4.1%)
Issuer                 Effective               Amount              Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (3.7%)
Federal Home Loan Mtge Corp Disc Nt
  01-04-05                1.86%            $1,000,000              $996,551
Federal Natl Mtge Assn Disc Nts
  12-07-04                1.84                500,000               499,003
  12-09-04                1.85              2,000,000             1,995,787
  12-14-04                1.83                400,000               399,065
  12-29-04                1.74                700,000               697,936
Total                                                             4,588,342

Commercial paper (0.4%)
CRC Funding LLC
  11-01-04                1.86                500,000               499,923

Total short-term securities
(Cost: $5,088,113)                                               $5,088,265

Total investments in securities
(Cost: $107,389,227)(f)                                        $125,901,173

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of net assets. See Note 5 to the financial statements. 3.0% of net assets is the Fund's cash equivalent position.

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $107,863,402 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $18,821,988
     Unrealized depreciation                                       (784,217)
                                                                   --------
     Net unrealized appreciation                                $18,037,771
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle European Equity Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $107,389,227)                                                                             $ 125,901,173
Foreign currency holdings (identified cost $140,718) (Note 1)                                                       143,530
Capital shares receivable                                                                                            17,506
Dividends and accrued interest receivable                                                                            51,826
Receivable for investment securities sold                                                                           691,829
                                                                                                                    -------
Total assets                                                                                                    126,805,864
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                       776
Capital shares payable                                                                                              121,217
Payable upon return of securities loaned (Note 5)                                                                 1,380,000
Accrued investment management services fee                                                                            2,740
Accrued distribution fee                                                                                              1,631
Accrued transfer agency fee                                                                                             981
Accrued administrative services fee                                                                                     205
Other accrued expenses                                                                                               75,496
                                                                                                                     ------
Total liabilities                                                                                                 1,583,046
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                            $ 125,222,818
                                                                                                              =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $     339,252
Additional paid-in capital                                                                                      210,086,234
Undistributed net investment income                                                                                 560,733
Accumulated net realized gain (loss) (Note 7)                                                                  (104,283,252)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            18,519,851
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                      $ 125,222,818
                                                                                                              =============
Net assets applicable to outstanding shares:                Class A                                           $  87,389,098
                                                            Class B                                           $  36,333,900
                                                            Class C                                           $   1,472,996
                                                            Class I                                           $      10,646
                                                            Class Y                                           $      16,178
Net asset value per share of outstanding capital stock:     Class A shares             23,559,683             $        3.71
                                                            Class B shares              9,954,837             $        3.65
                                                            Class C shares                403,503             $        3.65
                                                            Class I shares                  2,865             $        3.72
                                                            Class Y shares                  4,358             $        3.71
                                                                                            -----             -------------
* Including securities on loan, at value (Note 5)                                                             $   1,343,520
                                                                                                              -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Threadneedle European Equity Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 2,877,404
Interest                                                                            23,269
Fee income from securities lending (Note 5)                                         32,048
   Less foreign taxes withheld                                                    (358,683)
                                                                                  --------
Total income                                                                     2,574,038
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                 872,149
Distribution fee
   Class A                                                                         220,429
   Class B                                                                         388,890
   Class C                                                                          15,823
Transfer agency fee                                                                370,584
Incremental transfer agency fee
   Class A                                                                          27,489
   Class B                                                                          21,299
   Class C                                                                             788
Service fee -- Class Y                                                                  22
Administrative services fees and expenses                                           78,835
Compensation of board members                                                        8,432
Custodian fees                                                                      65,348
Printing and postage                                                                74,094
Registration fees                                                                   58,105
Audit fees                                                                          20,000
Other                                                                               12,882
                                                                                    ------
Total expenses                                                                   2,235,169
   Earnings credits on cash balances (Note 2)                                       (2,658)
                                                                                    ------
Total net expenses                                                               2,232,511
                                                                                 ---------
Investment income (loss) -- net                                                    341,527
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                4,886,192
   Foreign currency transactions                                                   219,598
                                                                                   -------
Net realized gain (loss) on investments                                          5,105,790
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           12,391,731
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           17,497,521
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $17,839,048
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle European Equity Fund

Year ended Oct. 31,                                                                2004                  2003
Operations and distributions
Investment income (loss) -- net                                               $    341,527         $   1,093,834
Net realized gain (loss) on investments                                          5,105,790            (4,297,689)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           12,391,731            21,815,834
                                                                                ----------            ----------
Net increase (decrease) in net assets resulting from operations                 17,839,048            18,611,979
                                                                                ----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (931,614)             (841,665)
      Class B                                                                     (117,709)                   --
      Class C                                                                       (3,500)                 (964)
      Class Y                                                                         (414)                 (400)
                                                                                ----------              --------
Total distributions                                                             (1,053,237)             (843,029)
                                                                                ----------              --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      12,799,579            76,685,401
   Class B shares                                                                3,915,253             8,118,286
   Class C shares                                                                  150,088             3,479,068
   Class I shares                                                                   10,000                    --
   Class Y shares                                                                    2,500                    --
Reinvestment of distributions at net asset value
   Class A shares                                                                  921,592               833,544
   Class B shares                                                                  116,543                    --
   Class C shares                                                                    3,415                   949
   Class Y shares                                                                      389                   381
Payments for redemptions
   Class A shares                                                              (25,920,853)         (101,657,844)
   Class B shares (Note 2)                                                     (12,129,834)          (19,192,944)
   Class C shares (Note 2)                                                        (562,662)           (4,026,122)
   Class Y shares                                                                  (22,903)               (7,688)
                                                                                   -------                ------
Increase (decrease) in net assets from capital share transactions              (20,716,893)          (35,766,969)
                                                                               -----------           -----------
Total increase (decrease) in net assets                                         (3,931,082)          (17,998,019)
Net assets at beginning of year                                                129,153,900           147,151,919
                                                                               -----------           -----------
Net assets at end of year                                                     $125,222,818         $ 129,153,900
                                                                              ============         =============
Undistributed net investment income                                           $    560,733         $   1,052,845
                                                                              ------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle European Equity Fund (formerly AXP European Equity Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT
caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT
gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $219,598 and accumulated net realized loss has been increased by $219,598.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                   2004          2003
Class A
Distributions paid from:
      Ordinary income                               $931,614      $841,665
      Long-term capital gain                              --            --
Class B
Distributions paid from:
      Ordinary income                                117,709            --
      Long-term capital gain                              --            --
Class C
Distributions paid from:
      Ordinary income                                  3,500           964
      Long-term capital gain                              --            --
Class I*
Distributions paid from:
      Ordinary income                                     --           N/A
      Long-term capital gain                              --           N/A
Class Y
Distributions paid from:
      Ordinary income                                    414           400
      Long-term capital gain                              --            --

* Inception date was July 15, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $     657,610
Accumulated long-term gain (loss)                            $(103,905,954)
Unrealized appreciation (depreciation)                       $  18,045,676

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $157,194 for the year ended Oct. 31, 2004.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC to subadvise the assets of the Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $178,079 for Class A, $48,929 for Class B and $277 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $2,658 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $91,590,589 and $114,605,592, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended Oct. 31, 2004
                                             Class A        Class B      Class C     Class I*   Class Y
Sold                                        3,633,085      1,120,319       42,678        2,865       720
Issued for reinvested distributions           266,356         33,977          996           --       113
Redeemed                                   (7,372,123)    (3,519,368)    (161,534)          --    (6,240)
                                           ----------     ----------     --------                 ------
Net increase (decrease)                    (3,472,682)    (2,365,072)    (117,860)       2,865    (5,407)
                                           ----------     ----------     --------        -----    ------

* Inception date was July 15, 2004.

                                                                  Year ended Oct. 31, 2003
                                             Class A        Class B      Class C      Class I   Class Y
Sold                                       26,692,982      2,810,468    1,252,697          N/A        --
Issued for reinvested distributions           303,106              1          349          N/A       138
Redeemed                                  (35,323,912)    (6,664,648)  (1,433,614)         N/A    (2,945)
                                          -----------     ----------   ----------         ----    ------
Net increase (decrease)                    (8,327,824)    (3,854,179)    (180,568)         N/A    (2,807)
                                           ----------     ----------     --------         ----    ------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $1,343,520 were on loan to brokers. For collateral, the Fund received $1,380,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $32,048 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $103,905,954 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:
                       2009                 2010                2011
                    $82,370,221          $16,514,518         $5,021,215

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004         2003         2002        2001        2000(b)
Net asset value, beginning of period                                 $3.25        $2.83        $3.30      $ 4.90       $4.95
                                                                     -----        -----        -----      ------       -----
Income from investment operations:
Net investment income (loss)                                           .02          .04          .03         .02          --
Net gains (losses) (both realized and unrealized)                      .48          .40         (.50)      (1.59)       (.05)
                                                                     -----        -----        -----      ------       -----
Total from investment operations                                       .50          .44         (.47)      (1.57)       (.05)
                                                                     -----        -----        -----      ------       -----
Less distributions:
Dividends from net investment income                                  (.04)        (.02)          --          --          --
Distributions from realized gains                                       --           --           --        (.03)         --
                                                                     -----        -----        -----      ------       -----
Total distributions                                                   (.04)        (.02)          --        (.03)         --
                                                                     -----        -----        -----      ------       -----
Net asset value, end of period                                       $3.71        $3.25        $2.83      $ 3.30       $4.90
                                                                     -----        -----        -----      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $87          $88         $100        $144         $76
Ratio of expenses to average daily net assets(c)                     1.49%        1.54%        1.54%       1.37%(d)    1.34%(d),(e)
Ratio of net investment income (loss) to average daily net assets     .50%        1.07%         .68%        .69%       1.05%(e)
Portfolio turnover rate (excluding short-term securities)              73%         186%         110%        297%         52%
Total return(f)                                                     15.29%       15.89%      (14.18%)    (32.23%)     (1.01%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004         2003         2002        2001        2000(b)
Net asset value, beginning of period                                 $3.20        $2.78        $3.27      $ 4.89       $4.95
                                                                     -----        -----        -----      ------       -----
Income from investment operations:
Net investment income (loss)                                          (.01)         .01           --          --          --
Net gains (losses) (both realized and unrealized)                      .47          .41         (.49)      (1.59)       (.06)
                                                                     -----        -----        -----      ------       -----
Total from investment operations                                       .46          .42         (.49)      (1.59)       (.06)
                                                                     -----        -----        -----      ------       -----
Less distributions:
Dividends from net investment income                                  (.01)          --           --          --          --
Distributions from realized gains                                       --           --           --        (.03)         --
                                                                     -----        -----        -----      ------       -----
Total distributions                                                   (.01)          --           --        (.03)         --
                                                                     -----        -----        -----      ------       -----
Net asset value, end of period                                       $3.65        $3.20        $2.78      $ 3.27       $4.89
                                                                     -----        -----        -----      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $36          $39          $45         $66         $40
Ratio of expenses to average daily net assets(c)                     2.26%        2.32%        2.31%       2.14%(d)    2.12%(d),(e)
Ratio of net investment income (loss) to average daily net assets    (.25%)        .31%        (.08%)      (.07%)       .05%(e)
Portfolio turnover rate (excluding short-term securities)              73%         186%         110%        297%         52%
Total return(f)                                                     14.39%       15.11%      (14.98%)    (32.71%)     (1.21%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004         2003         2002        2001        2000(b)
Net asset value, beginning of period                                  $3.20        $2.78        $3.27      $ 4.88       $4.95
                                                                      -----        -----        -----      ------       -----
Income from investment operations:
Net investment income (loss)                                           (.01)         .01           --          --          --
Net gains (losses) (both realized and unrealized)                       .47          .41         (.49)      (1.58)       (.07)
                                                                      -----        -----        -----      ------       -----
Total from investment operations                                        .46          .42         (.49)      (1.58)       (.07)
                                                                      -----        -----        -----      ------       -----
Less distributions:
Dividends from net investment income                                   (.01)          --           --          --          --
Distributions from realized gains                                        --           --           --        (.03)         --
                                                                      -----        -----        -----      ------       -----
Total distributions                                                    (.01)          --           --        (.03)         --
                                                                      -----        -----        -----      ------       -----
Net asset value, end of period                                        $3.65        $3.20        $2.78      $ 3.27       $4.88
                                                                      -----        -----        -----      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $1           $2           $2          $2          $1
Ratio of expenses to average daily net assets(c)                      2.26%        2.32%        2.32%       2.14%(d)    2.12%(d),(e)
Ratio of net investment income (loss) to average daily net assets     (.26%)        .31%        (.10%)      (.08%)       .15%(e)
Portfolio turnover rate (excluding short-term securities)               73%         186%         110%        297%         52%
Total return(f)                                                      14.30%       15.17%      (14.98%)    (32.57%)     (1.41%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $3.49
                                                                       -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                        .23
                                                                       -----
Net asset value, end of period                                         $3.72
                                                                       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c)                        .96%(d)
Ratio of net investment income (loss) to average daily net assets       .07%(d)
Portfolio turnover rate (excluding short-term securities)                73%
Total return(e)                                                        6.59%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                         2004         2003         2002        2001        2000(b)
Net asset value, beginning of period                                $3.26        $2.84        $3.31      $ 4.89       $4.95
                                                                    -----        -----        -----      ------       -----
Income from investment operations:
Net investment income (loss)                                          .03          .04          .03         .03          --
Net gains (losses) (both realized and unrealized)                     .46          .41         (.50)      (1.58)       (.06)
                                                                    -----        -----        -----      ------       -----
Total from investment operations                                      .49          .45         (.47)      (1.55)       (.06)
                                                                    -----        -----        -----      ------       -----
Less distributions:
Dividends from net investment income                                 (.04)        (.03)          --          --          --
Distributions from realized gains                                      --           --           --        (.03)         --
                                                                    -----        -----        -----      ------       -----
Total distributions                                                  (.04)        (.03)          --        (.03)         --
                                                                    -----        -----        -----      ------       -----
Net asset value, end of period                                      $3.71        $3.26        $2.84      $ 3.31       $4.89
                                                                    -----        -----        -----      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $--          $--          $--         $--         $--
Ratio of expenses to average daily net assets(c)                    1.29%        1.36%        1.35%       1.19%(d)    1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets    .33%        1.21%         .76%        .84%       1.29%(e)
Portfolio turnover rate (excluding short-term securities)             73%         186%         110%        297%         52%
Total return(f)                                                    15.20%       16.12%      (14.10%)    (31.89%)     (1.21%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Threadneedle European Equity Fund (formerly AXP European Equity Fund) (a series of AXP International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the four-year period ended October 31, 2004 and for the period from June 26, 2000 (when shares became publicly available) to October 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Threadneedle European Equity Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Threadneedle European Equity Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            67.45%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.03580

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            67.45%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00982

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            67.45%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00711

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            67.45%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04241

--------------------------------------------------------------------------------
32   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

                                                         Beginning                   Ending                    Expenses
                                                        account value             account value         paid during the period
                                                         May 1, 2004              Oct. 31, 2004        May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                             $1,000                   $1,069.20                  $7.72(b)
     Hypothetical (5% return before expenses)              $1,000                   $1,017.40                  $7.52(b)
Class B
     Actual(a)                                             $1,000                   $1,064.10                 $11.65(c)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.58                 $11.36(c)
Class C
     Actual(a)                                             $1,000                   $1,064.10                 $11.70(d)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.53                 $11.41(d)
Class I(e)
     Actual                                                  N/A                         N/A                      N/A
     Hypothetical (5% return before expenses)                N/A                         N/A                      N/A
Class Y
     Actual(a)                                             $1,000                   $1,069.20                  $6.79(f)
     Hypothetical (5% return before expenses)              $1,000                   $1,018.30                  $6.62(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +6.92% for Class A, +6.41% for Class B, +6.41% for Class C and +6.92% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was July 15, 2004.

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
34   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   ---   AXP THREADNEEDLE EUROPEAN EQUITY FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         International
                  Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Threadneedle International Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      17

Notes to Financial Statements             20

Report of Independent Registered
   Public Accounting Firm                 32

Federal Income Tax Information            33

Fund Expenses Example                     34

Board Members and Officers                36

Proxy Voting                              38

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Fund Snapshot AT OCT. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers*               Since               Years in industry
Alex Lyle                         10/03                      24
Dominic Rossi                     10/03                      18

* The Fund is managed by a team led by Alex Lyle and Dominic Rossi.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 11/15/84     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INIFX        B: IWWGX        C: --           Y: IDIYX

Total net assets                                         $475.6 million

Number of holdings                                                  141

STYLE MATRIX

           STYLE
VALUE      BLEND       GROWTH
             X                   LARGE
             X                   MEDIUM  SIZE
             X                   SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 25.6%
Japan 19.0%
Germany 7.4%
France 7.1%
Switzerland 6.4%
United States* 4.9%
Italy 4.4%
Netherlands 3.8%
Hong Kong 2.8%
Ireland 2.4%
South Korea 2.1%
Taiwan 2.0%
Spain 1.9%
Mexico 1.7%
Singapore 1.4%
Belgium 1.3%
Australia 1.2%
Brazil 1.0%
Other** 3.6%

 * 0.6% of portfolio assets is due to security lending activity. 4.3% of portfolio assets is the Fund's cash equivalent position.

**   Includes Austria, Denmark, Finland, Norway, South Africa, and Sweden.

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)                                    2.6%
BP (United Kingdom)                                                2.6
Total (France)                                                     2.2
Eni (Italy)                                                        1.9
Tesco (United Kingdom)                                             1.8
HSBC Holdings (United Kingdom)                                     1.6
Royal Dutch Petroleum (Netherlands)                                1.6
ING Groep (Netherlands)                                            1.6
Roche Holding (Switzerland)                                        1.6
UBS (Switzerland)                                                  1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Shares of small- or medium-sized companies may be subject to more abrupt or erratic price movement than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)        (bar 2)       (bar 3)         (bar 4)
               +12.54%        +19.27%       +16.54%         +15.06%

(bar 1) AXP Threadneedle International Fund Class A (excluding sales charge) (bar 2) Morgan Stanley Capital International (MSCI) EAFE Index (unmanaged) (bar 3) Lipper International Funds Index
(bar 4) Lipper International Large-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                 Class B                    Class C                  Class Y
(Inception dates)                 (11/15/84)               (3/20/95)                  (6/26/00)                (3/20/95)
                              NAV(1)    POP(2)        NAV(1)   After CDSC(3)   NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                       +12.54%    +6.08%       +11.65%       +7.65%      +11.62%       +11.62%      +12.79%   +12.79%
3 years                       +4.13%    +2.09%        +3.32%       +2.37%       +3.30%        +3.30%       +4.36%    +4.36%
5 years                       -6.73%    -7.83%        -7.45%       -7.58%        N/A           N/A         -6.52%    -6.52%
10 years                      +0.86%    +0.26%          N/A         N/A          N/A           N/A          N/A       N/A
Since inception               +7.72%    +7.40%        +1.46%       +1.46%      -10.22%       -10.22%       +2.43%    +2.43%

as of Sept. 30, 2004
1 year                       +16.35%    +9.65%       +15.29%      +11.29%      +15.27%       +15.27%      +16.39%   +16.39%
3 years                       +3.63%    +1.60%        +2.81%       +1.85%       +2.78%        +2.78%       +3.86%    +3.86%
5 years                       -6.05%    -7.15%        -6.78%       -6.91%        N/A           N/A         -5.86%    -5.86%
10 years                      +0.81%    +0.21%          N/A         N/A          N/A           N/A          N/A       N/A
Since inception               +7.62%    +7.30%        +1.21%       +1.21%      -10.95%       -10.95%       +2.17%    +2.17%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's positioning and results for fiscal year 2004. Threadneedle, an indirect wholly owned subsidiary of American Express Financial Corporation, acts as the subadviser to the Fund.

Q: How did the AXP Threadneedle International Fund perform for the fiscal year ended Oct. 31, 2004?

A: AXP Threadneedle International Fund rose 12.54% (Class A shares, excluding sales charge) for the 12-month period ended Oct. 31, 2004. The Fund's performance was disappointing when compared to its benchmark, the MSCI EAFE Index, which rose 19.27%. Most of the underperformance occurred in the first two months of the fiscal period as we restructured the portfolio.

    The Fund underperformed the Lipper International Funds Index, which increased 16.54% for the 12 months ended Oct. 31, 2004. Currently, American Express Financial Corporation's (AEFC) investment management fees are increased if the Fund outperforms this index and decreased for underperformance. Additional details are available in the Fund's statement of additional information.

    During the period, Lipper created additional peer groups to provide investors with global and international categories that more precisely reflect the funds' equity investing styles. AEFC is considering whether the Lipper International Funds Index or the newly-created Lipper International Large-Cap Core Funds Index is more appropriate as a peer group index for the Fund. AEFC is expected to make a recommendation to the Fund's Board in January 2005, and AEFC will notify shareholders of any change in the Fund's Lipper peer group index.

    This past fiscal year the Fund underperformed the Lipper International Large-Cap Core Funds Index, which rose 15.06% for the 12 months ended Oct. 31, 2004.

Q:  What changes were made to the Fund?

A: When we began managing the Fund in late October 2003, we significantly restructured its holdings and applied a much greater focus on cyclical stocks. After these changes were made, cyclical stocks became the mainstay of the Fund. Historically, stocks in the cyclical sectors benefit from a growing global economy. In addition, we reduced the Fund's large-cap emphasis and added more mid-cap stocks. Mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic growth. We also increased the number of stocks benefiting from restructuring. A number of companies that had been badly hit by the economic slowdown, but now were repairing their balance sheets and winning back investors' confidence were added to the Fund.

--------------------------------------------------------------------------------
5 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We significantly restructured the Fund's holdings and applied a much greater focus on cyclical stocks. (end callout quote)

    Small- and mid-cap stocks and cyclical stocks benefited greatly as the economy and markets improved through much of 2003. Traditionally, strong rallies occur when the economy is recovering, and within this environment, small- to mid-cap stocks and those companies with a cyclical focus were well-positioned to enjoy the rally. Unfortunately, cyclical stocks suffered from profit taking toward the end of 2003. Cyclicals had a strong start in 2004, performing very well in January, but subsequently gave up a lot of that performance.

    We retained our cyclical stock exposure until spring 2004, because we thought cyclical stocks would benefit further from improving economic conditions. However, given the change in interest rate expectations in the U.S., we reduced our cyclical exposure.

    At that point in time, we began moving to a growth focus, which was a significant change for the Fund. We started buying solid, reliable, steady companies in the growth camp. We saw steady economic growth, rather than rapid growth, ahead of us within the current environment of rising interest rates, and we thought good companies with solid management, strong balance sheets and good products should outperform. Since spring 2004, we have moved out of cyclical stocks and added some companies that will better serve the Fund as the global economy moves into its next phase of growth.

    Although the cyclical boom ended in many markets, cyclical stocks still work in Japan and the Far East. Sustainable recovery in that region has been slow to

SECTOR COMPOSITION

Percentage of portfolio assets at Oct. 31, 2004

(pie chart)

Stocks 93.5%
Financials 27.4%
Consumer discretionary 11.5%
Energy 8.7%
Information technology 8.6%
Materials 8.6%
Industrials 7.8%
Consumer staples 5.7%
Utilities 4.8%
Health care 4.5%
Telecommunications 4.4%
Telecommunications services 1.5%

Preferred stocks 1.6%
Consumer discretionary 1.6%

Cash equivalents 4.9%
Short-term securities 4.9%

--------------------------------------------------------------------------------
6 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We anticipate steady growth, rather than rapid growth, ahead of us within the current environment of rising interest rates. (end callout quote)

    come, and cyclical stocks there are still performing well. We have good exposure to Japan and believe the economy there is strengthening. In the Far East, performance of the Hong Kong property market and some financial stocks benefited the Fund.

Q:  What factors most significantly affected performance?

A: The key strategy of focusing on cyclical stocks was the greatest negative contributor to performance over this reporting period. As discussed above, the strong run that cyclical stocks experienced through much of 2003 slowed down in the fourth calendar quarter of that year. Although cyclicals rallied briefly in early 2004, their run was largely over. Since the Fund was so heavily focused on cyclicals for nearly half of this reporting period, the Fund's performance lagged.

    Some stocks we have sold or reduced include Signet Group (U.K.) in the retail sector and United Business Media (U.K.) positions. We reinvested the money in quality medium-term growth companies that we believe can grow faster than average. To that end, we added stocks including, supermarket Tesco (U.K.), financial services company ING (Netherlands), health care products companies AstraZeneca (U.K.) and Roche (Switzerland). As we made changes towards medium- to long-term growth companies, we also improved the overall quality of the portfolio.

    As discussed, mid-cap stocks were propelled by the recovering global economy and performed very well, particularly in the first half of the fiscal year. We look for solid, interesting, entrepreneurial companies with good growth prospects. We found more of these companies in the mid-cap area.

    Our asset allocation strategy benefited performance for the period. For example, our position in Europe, which has been one of the best performing markets for more than six months, helped results. Europe and the United Kingdom account for the largest allocation of the Fund's assets. Several companies are worthy of mention. Nobel Biocare (Switzerland) is a manufacturer of dental implants. Nobel Biocare falls into the mid-cap part of the market, and was a very strong contributor to performance. Cairn Energy had strong results due to very successful oil exploration and drilling in India.

--------------------------------------------------------------------------------
7 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Questions & Answers

    Porsche (Germany), the medium-sized, focused car manufacturer, introduced some new products in the marketplace which benefited the stock's performance. One of the biggest contributors to performance since we took over the Fund in October 2003 has been mm02, the U.K. mobile company that was spun out of BT Group.

    During fiscal year 2004, we also had disappointing results from some companies that had performed well in the past. One example, Swiss Life, is an insurance company that has been a turnaround situation and had performed extremely well for a time. Then, Swiss Life announced a rights issue in order to fund the acquisition of an Italian bank that they already partially owned. This acquisition was a drain on the stock and, in turn, the Fund. Another disappointing European stock, for a very different reason was BMW, the luxury automaker. The Threadneedle team had many conversations with the management team at BMW. Their plans were solid; they communicated these plans to investors, and then executed well on their plans. However, as the Euro moved up sharply in value against the U.S. dollar this past winter, BMW's profits from U.S. sales suffered.

    We think that opportunities from the emerging markets outpace the developed markets in terms of valuation and attracting investors. We believe there is still a lot of value to be had in emerging markets, and we will focus on strong companies there such as Wal-Mart in Mexico, an affiliate of the U.S. retailer.

    America Movil in Mexico and Mobile Telesystems in Russia are two cellular phone companies that have contributed to the Fund. We sold our position in Mobile Telesystems stock, but we still hold America Movil in the portfolio. Samsung, the electronics company in South Korea, had been a strong overall performer, but fell in the second half of the year.

Changes to Top Ten Holdings
Oct. 31, 2004 compared to Oct. 31, 2003

Company                                           Change in Positioning
Vodafone Group (United Kingdom)                               Increased
BP (United Kingdom)                                           Increased
Total (France)                                                Increased
Eni (Italy)                                              New to Top Ten
Tesco (United Kingdom)                                   New to Top Ten
HSBC Holdings (United Kingdom)                                  Reduced
Royal Dutch Petroleum (Netherlands)                      New to Top Ten
ING Groep (Netherlands)                                  New to Top Ten
Roche Holding (Switzerland)                              New to Top Ten
UBS (Switzerland)                                               Reduced

No longer in the Top Ten Holdings but still in the portfolio at Oct. 31, 2004 were Royal Bank of Scotland Group, Credit Suisse Group and AXA. GlaxoSmithKline and SwissLife were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

--------------------------------------------------------------------------------
8 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Questions & Answers

Q:  How is the Fund currently positioned?

A: Throughout the fiscal year, the Fund focused on mid-cap stocks and cyclical stocks. This strategy played out well in 2003, but has not done particularly well in 2004. Because cyclical stocks, in most markets, are no longer getting the performance from the strong global economy, we have moved out of cyclical stocks and are adding some companies that will better serve the Fund as the global economy moves into its next phase of slower growth.

    The Fund continues to hold a greater-than-MSCI EAFE Index position in emerging markets where we can find attractive values.

    We retained a reflationary focus in Japan and the Far East. For Japan we think that the corporate development is encouraging. On a sector basis, we have increased our allocation to the energy sector (oil, in particular). We also increased the allocation to health care.

Q:  How do you intend to manage the Fund in the months ahead?

A: We continue to buy solid, reliable companies in the growth camp. We anticipate steady growth, rather than rapid growth, ahead of us within the current environment of rising interest rates. We think good companies with solid management, strong balance sheets and good products should outperform. Our decision several months ago to give our asset allocation decisions more time to work paid off toward the end of the reporting period. We felt that the negative reactions of the markets to rising rates in the U.S. would subside -- and they did. The Far East and emerging markets economies are filled with opportunities, and today are far less vulnerable to rising U.S. interest rates than in past economic cycles. So, although these markets are worrying at the moment about rising rates in the U.S., we think the worries will lessen.

    We remain confident that Japan will continue to improve. We think North American markets, primarily Canada, look expensive and prospects are less encouraging than in other regions.

    We continue to be optimistic about the outlook for international equity markets. We expect to see healthy economic recovery continuing and have positioned the Fund to benefit.

--------------------------------------------------------------------------------
9 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Threadneedle International Fund Class A shares (from 11/1/94 to 10/31/04) as compared to the performance of three widely cited performance indices, the MSCI EAFE Index, the Lipper International Funds Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                      Short-term       Long-term
Fiscal year ended          Income    capital gains   capital gains    Total
Oct. 31, 2004               $0.04      $  --           $  --          $0.04
Oct. 31, 2003                0.02         --              --           0.02
Oct. 31, 2002                0.08         --              --           0.08
Oct. 31, 2001                  --         --            1.76           1.76
Oct. 31, 2000                0.14       0.68            1.52           2.34

--------------------------------------------------------------------------------
10 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

(line chart)
                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP THREADNEEDLE INTERNATIONAL FUND

AXP Threadneedle International
  Fund Class A
  (includes sales charge)       $ 9,425  $ 9,269  $10,185  $10,786  $11,384  $14,549   $14,144   $ 9,093  $ 7,679  $ 9,137   $10,267
MSCI EAFE Index(1)              $10,000  $ 9,993  $11,072  $11,617  $12,773  $15,758   $15,339   $11,553  $10,059  $12,833   $15,306
Lipper International Funds
  Index(2)                      $10,000  $ 9,953  $11,210  $12,709  $13,300  $16,365   $16,930   $12,852  $11,533  $14,595   $17,009
Lipper International Large-Cap
  Core Funds Index(3)           $10,000  $10,073  $11,349  $13,044  $14,040  $17,449   $18,552   $14,161  $12,641  $15,521   $17,858
                                 '94      '95      '96      '97       '98     '99       '00       '01      '02       '03      '04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                          Since
                                                           1 year       3 years      5 years       10 years      inception(4)
AXP Threadneedle International Fund
(includes sales charge)
Class A    Cumulative value of $10,000                    $10,608      $10,640       $6,652        $10,267         $41,573
           Average annual total return                     +6.08%       +2.09%       -7.83%         +0.26%          +7.40%
MSCI EAFE Index(1)
           Cumulative value of $10,000                    $11,927      $13,248       $9,713        $15,306         $84,500
           Average annual total return                    +19.27%       +9.83%       -0.58%         +4.35%         +11.31%
Lipper International Funds Index(2)
           Cumulative value of $10,000                    $11,654      $13,234      $10,396        $17,009             N/A
           Average annual total return                    +16.54%       +9.79%       +0.78%         +5.45%             N/A
Lipper International Large-Cap Core Funds Index(3)
           Cumulative value of $10,000                    $11,506      $12,611      $10,222        $17,858             N/A
           Average annual total return                    +15.06%       +8.04%       +0.44%         +5.96%             N/A

Results for other share classes can be found on page 4.

(1) MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Nov. 15, 1984. MSCI EAFE Index data is from Dec. 1, 1984. The Fund began operating before the inception of the Lipper indices.

--------------------------------------------------------------------------------
11 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Threadneedle International Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (93.9%)(c)
Issuer                                         Shares              Value(a)

Australia (1.2%)

Media (0.4%)
News Corp                                     222,014            $1,789,970

Metals (0.8%)
BHP Billiton                                  371,306             3,849,741

Austria (0.5%)

Building materials & construction
Wienerberger                                   64,311             2,559,293

Belgium (1.3%)

Retail -- general (0.6%)
Delhaize Group                                 46,909             3,031,251

Telecom equipment & services (0.7%)
Belgacom                                       89,665(b)          3,304,379

Brazil (1.0%)

Metals (0.6%)
Cia Vale do Rio Doce ADR                      147,600             2,686,320

Paper & packaging (0.4%)
Aracruz Celulose ADR                           60,667             2,043,265

Denmark (0.5%)

Insurance
Topdanmark                                     31,663(b)          2,237,851

Finland (0.6%)

Computer software & services
TietoEnator                                    94,064             2,648,014

France (7.2%)

Automotive & related (0.6%)
Renault                                        34,243             2,874,418

Banks and savings & loans (0.6%)
BNP Paribas                                    42,428             2,896,419

Beverages & tobacco (0.6%)
LVMH Moet Hennessy Louis Vuitton               44,672             3,069,616

Energy (2.2%)
Total                                          50,075            10,444,386

Health care services (0.7%)
Essilor Intl                                   46,490             3,164,795

Insurance (0.8%)
AXA                                           178,455             3,852,283

Multi-industry (1.2%)
Sanofi-Aventis                                 54,580             4,001,866
Vivendi Universal                              57,695(b)          1,580,626
Total                                                             5,582,492

Utilities -- telephone (0.5%)
France Telecom                                 78,561             2,255,819

Germany (5.9%)

Automotive & related (1.2%)
Bayerische Motoren Werke                       63,910             2,710,982
Continental                                    60,030             3,287,657
Total                                                             5,998,639

Banks and savings & loans (0.5%)
Hypo Real Estate Holding                       64,163(b)          2,407,260

Computer software & services (0.4%)
SAP                                            11,130             1,901,728

Electronics (0.6%)
Siemens                                        36,579             2,731,159

Health care products (0.6%)
Celesio                                        36,495             2,653,905

Textiles & apparel (0.6%)
Puma Rudolf Dassler Sport                      12,211             3,067,227

Utilities -- electric (1.1%)
E.ON                                           64,819             5,290,068

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Germany (cont.)

Utilities -- telephone (0.9%)
Deutsche Telekom                              210,783(b)         $4,051,164

Hong Kong (2.8%)

Financial services (1.0%)
Cheung Kong Holdings                          246,000             2,038,595
Hong Kong Exchanges  and Clearing           1,124,000             2,556,088
Total                                                             4,594,683

Multi-industry (1.0%)
New World Development                       1,642,200             1,434,733
Swire Pacific Cl A                            514,500             3,635,669
Total                                                             5,070,402

Real estate (0.8%)
Sun Hung Kai Properties                       405,000             3,746,483

Ireland (2.4%)

Banks and savings & loans (1.4%)
Anglo Irish Bank                              352,045             6,748,144

Building materials & construction (1.0%)
CRH                                           190,524             4,558,958

Italy (4.5%)

Banks and savings & loans (0.6%)
Banco Popolare di Verona
  e Novara Scrl                               169,447             3,013,860

Energy (1.9%)
Eni                                           397,878             9,062,422

Insurance (0.7%)
Riunione Adriatica di Sicurta                 153,817             3,259,410

Multi-industry (0.4%)
Autostrade                                     82,984             1,821,096

Utilities -- electric (0.9%)
Enel                                          449,814             4,080,877

Japan (19.0%)

Automotive & related (1.7%)
Nissan Motor                                  235,000             2,653,799
Toyota Motor                                  150,000             5,854,281
Total                                                             8,508,080

Banks and savings & loans (0.9%)
Mitsubishi Tokyo Financial Group                  401             3,410,509
Sumitomo Mitsui Financial Group                   165             1,074,324
Total                                                             4,484,833

Building materials & construction (0.6%)
Asahi Glass                                   300,000             2,761,293

Cellular telecommunications (0.5%)
NTT DoCoMo                                      1,383             2,443,971

Chemicals (1.3%)
Shin-Etsu Chemical                             50,000             1,904,177
Sumitomo Chemical                             875,000             4,250,142
Total                                                             6,154,319

Computer software & services (0.4%)
Nomura Research Institute                      19,400             1,697,638

Electronics (2.1%)
Hitachi                                       270,000             1,701,852
Hitachi Maxell                                105,600             1,412,058
Keyence                                        14,990             3,382,738
Murata Mfg                                     21,600             1,030,807
Rohm                                           18,000             1,850,690
Tokyo Electron                                 20,000             1,086,751
Total                                                            10,464,896

Engineering & construction (0.6%)
Daiwa House Industry                          300,000             3,073,143

Financial services (1.1%)
Nomura Holdings                               250,000             3,071,253
Sumitomo Trust & Banking                      400,000             2,336,042
Total                                                             5,407,295

Furniture & appliances (0.7%)
Matsushita Electric Industrial                243,000             3,529,493

Health care products (1.0%)
Chugai Pharmaceutical                         151,000             2,368,740
Yamanouchi Pharmaceutical                      60,400             2,220,336
Total                                                             4,589,076

Household products (0.2%)
Kao                                            40,000               924,211

Industrial transportation (0.6%)
East Japan Railway                                350             1,842,279
West Japan Railway                                200               799,471
Total                                                             2,641,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Japan (cont.)

Insurance (0.5%)
Sompo Japan Insurance                         281,000            $2,453,638

Machinery (1.1%)
Amada                                         360,000             1,918,730
SMC                                            30,000             3,217,728
Total                                                             5,136,458

Media (1.1%)
Dai Nippon Printing                           175,000             2,399,594
Dentsu                                            420             1,127,197
Nippon Telegraph & Telephone                      350             1,488,376
Total                                                             5,015,167

Metals (0.4%)
Nippon Steel                                  750,000             1,757,702

Multi-industry (1.4%)
Canon                                          75,000             3,706,766
Mitsubishi                                    266,000             2,943,546
Total                                                             6,650,312

Paper & packaging (0.5%)
Nippon Paper Group                                537             2,390,162

Real estate (0.7%)
Mitsui Fudosan                                331,000             3,518,947

Retail -- general (0.8%)
Marui                                         150,000             1,883,860
Seven-Eleven Japan                             63,000             1,827,726
Total                                                             3,711,586

Utilities -- electric (0.6%)
Electric Power Development                      8,700               227,736
Tokyo Electric Power                          105,300             2,388,206
Total                                                             2,615,942

Utilities -- telephone (0.2%)
KDDI                                              165               795,218

Mexico (1.7%)

Cellular telecommunications (1.2%)
America Movil ADR Series L                    133,354             5,867,576

Retail -- general (0.5%)
Wal-Mart de Mexico Series C                   693,900             2,267,588

Netherlands (3.9%)

Banks and savings & loans (1.6%)
ING Groep                                     283,294             7,521,939

Energy (1.6%)
Royal Dutch Petroleum                         140,337             7,648,111

Food (0.7%)
Royal Numico                                   93,789(b)          3,170,729

Norway (0.8%)

Insurance
Storebrand                                    485,049             3,700,334

Singapore (1.4%)

Banks and savings & loans (1.0%)
DBS Group Holdings                            468,000             4,391,195

Real estate (0.4%)
City Developments                             554,000             2,099,242

South Africa (0.6%)

Metals
Anglo American                                133,144             2,921,466

South Korea (2.1%)

Automotive & related (0.3%)
Hyundai Motor                                  29,270             1,420,531

Banks and savings & loans (0.5%)
Kookmin Bank ADR                               69,480(b)          2,322,520

Electronics (1.0%)
Samsung Electronics                            12,550             4,929,816

Metals (0.3%)
POSCO                                           9,480             1,419,225

Spain (1.9%)

Banks and savings & loans (1.5%)
Banco Bilbao Vizcaya Argentaria               259,665             4,086,890
Banco Santander Central Hispano               253,834(d)          2,842,053
Total                                                             6,928,943

Computer software & services (0.4%)
Indra Sistemas                                136,483             2,029,360

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Sweden (0.5%)

Telecom equipment & services
Telefonaktiebolaget
  LM Ericsson Cl B                            850,877(b)         $2,478,376

Switzerland (6.5%)

Banks and savings & loans (2.0%)
Credit Suisse Group                            62,276(b)          2,135,848
UBS                                            99,803             7,213,567
Total                                                             9,349,415

Chemicals (0.7%)
Syngenta                                       34,978(b)          3,345,467

Health care products (2.3%)
Nobel Biocare Holding                          21,905             3,592,126
Roche Holding                                  72,696             7,452,254
Total                                                            11,044,380

Insurance (0.5%)
Swiss Life Holding                             19,717(b)          2,528,202

Metals (0.5%)
Xstrata                                       149,650             2,323,852

Retail -- general (0.5%)
Swatch Group Cl B                              16,478             2,215,008

Taiwan (2.0%)

Banks and savings & loans (1.2%)
Chinatrust Financial Holding                5,152,641             5,880,354

Electronics (0.8%)
Taiwan Semiconductor Mfg                    2,827,707             3,709,857

United Kingdom (25.6%)

Aerospace & defense (0.9%)
Rolls-Royce Group                             909,814             4,334,573
Rolls-Royce Group Cl B                     28,932,085(b)             53,169
Total                                                             4,387,742

Banks and savings & loans (4.8%)
Barclays                                      315,128             3,080,872
HBOS                                          417,948             5,603,024
Lloyds TSB Group                              581,318             4,604,326
Royal Bank of Scotland Group                  168,349             4,965,472
Standard Chartered                            284,513             5,089,944
Total                                                            23,343,638

Beverages & tobacco (1.3%)
Gallaher Group                                230,136             2,907,584
Greene King                                    28,582               604,040
SABMiller ADR                                 174,859             2,524,115
Total                                                             6,035,739

Building materials & construction (0.5%)
BPB                                           316,821             2,446,790

Cellular telecommunications (2.6%)
Vodafone Group                              4,914,048            12,597,622

Computer software & services (0.4%)
ARM Holdings                                1,130,811             2,020,946

Energy (3.1%)
BP                                          1,259,128            12,205,830
Cairn Energy                                   85,958(b)          2,325,247
Total                                                            14,531,077

Financial services (2.6%)
HSBC Holdings                                 476,335             7,698,806
Land Securities Group                         206,077             4,517,987
Total                                                            12,216,793

Industrial services (0.6%)
BOC Group                                     168,184             2,710,561

Insurance (0.4%)
HHG                                         2,427,901(b)          2,074,717

Leisure time & entertainment (0.9%)
Carnival                                       77,525             4,105,922

Media (0.5%)
Taylor Nelson Sofres                          594,865             2,525,256

Retail -- general (1.0%)
GUS                                           290,855             4,762,436

Retail -- grocery (3.0%)
Morrison WM Supermarkets                    1,264,680             5,264,096
Tesco                                       1,665,204             8,782,625
Total                                                            14,046,721

Telecom equipment & services (0.7%)
mmO2                                        1,718,718(b)          3,324,311

Utilities -- electric (1.0%)
Scottish & Southern Energy ADR                321,050             4,923,501

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

United Kingdom (cont.)

Utilities -- natural gas (1.3%)
BG Group                                      932,225            $6,081,687

Total common stocks
(Cost: $390,763,086)                                           $446,721,872

Preferred stocks & other (1.6%)(c)
Issuer                                         Shares              Value(a)

Germany
Porsche                                         8,621            $5,504,245
ProSiebenSat.1 Media                          102,884             1,848,372

Singapore
City Development
  Warrants                                     55,400(b)            127,287

Total preferred stocks & other
(Cost: $6,140,662)                                               $7,479,904

Short-term securities (4.9%)(e)
Issuer                 Effective               Amount            Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (4.3%)
Federal Home Loan Mtge Corp Disc Nt
  12-17-04                1.92%            $5,400,000            $5,385,956
Federal Natl Mtge Assn Disc Nts
  11-01-04                1.68              3,900,000             3,899,454
  11-22-04                1.78              5,000,000             4,994,067
  01-05-05                1.86              6,200,000             6,178,281
Total                                                            20,457,758

Commercial paper (0.6%)
Falcon Asset Securitization
  11-19-04                1.85              3,000,000             2,996,763

Total short-term securities
(Cost: $23,454,353)                                             $23,454,521

Total investments in securities
(Cost: $420,358,101)(f)                                        $477,656,297

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.6% of net assets. See Note 5 to the financial statements. 4.3% of net assets is the Fund's cash equivalent position.

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $422,006,665 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $60,035,458
     Unrealized depreciation                                     (4,385,826)
                                                                 ----------
     Net unrealized appreciation                                $55,649,632
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle International Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
     (identified cost $420,358,101)                                                                 $ 477,656,297
Foreign currency holdings (identified cost $671,157) (Note 1)                                             684,747
Capital shares receivable                                                                                 384,328
Dividends and accrued interest receivable                                                                 486,277
Receivable for investment securities sold                                                               5,190,107
Reclaims receivable                                                                                       438,220
                                                                                                          -------
Total assets                                                                                          484,839,976
                                                                                                      -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           4,174
Capital shares payable                                                                                     80,177
Payable for investment securities purchased                                                             6,118,250
Payable upon return of securities loaned (Note 5)                                                       2,875,000
Accrued investment management services fee                                                                 10,227
Accrued distribution fee                                                                                    4,448
Accrued service fee                                                                                            84
Accrued transfer agency fee                                                                                 4,555
Accrued administrative services fee                                                                           748
Other accrued expenses                                                                                    149,356
                                                                                                          -------
Total liabilities                                                                                       9,247,019
                                                                                                        ---------
Net assets applicable to outstanding capital stock                                                  $ 475,592,957
                                                                                                    =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     724,670
Additional paid-in capital                                                                            893,332,273
Undistributed net investment income                                                                     1,166,688
Accumulated net realized gain (loss) (Note 7)                                                        (477,032,026)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                57,401,352
                                                                                                       ----------
Total -- representing net assets applicable to outstanding capital stock                            $ 475,592,957
                                                                                                    =============
Net assets applicable to outstanding shares:                  Class A                               $ 347,164,473
                                                              Class B                               $  74,433,389
                                                              Class C                               $   1,792,168
                                                              Class I                               $  21,542,373
                                                              Class Y                               $  30,660,554
Net asset value per share of outstanding capital stock:       Class A shares       52,723,946       $        6.58
                                                              Class B shares       11,592,373       $        6.42
                                                              Class C shares          280,894       $        6.38
                                                              Class I shares        3,240,063       $        6.65
                                                              Class Y shares        4,629,728       $        6.62
                                                                                    ---------       -------------
* Including securities on loan, at value (Note 5)                                                   $   2,799,000
                                                                                                    -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Threadneedle International Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                             $ 8,803,818
Interest                                                                                                  157,125
Fee income from securities lending (Note 5)                                                               182,309
     Less foreign taxes withheld                                                                         (580,158)
                                                                                                         --------
Total income                                                                                            8,563,094
                                                                                                        ---------
Expenses (Note 2):
Investment management services fee                                                                      2,926,933
Distribution fee
     Class A                                                                                              773,809
     Class B                                                                                              795,312
     Class C                                                                                               13,470
Transfer agency fee                                                                                     1,733,595
Incremental transfer agency fee
     Class A                                                                                              107,373
     Class B                                                                                               48,771
     Class C                                                                                                  536
Service fee -- Class Y                                                                                     30,931
Administrative services fees and expenses                                                                 255,871
Compensation of board members                                                                               9,382
Custodian fees                                                                                            164,050
Printing and postage                                                                                      160,120
Registration fees                                                                                          70,666
Audit fees                                                                                                 39,500
Other                                                                                                      15,692
                                                                                                           ------
Total expenses                                                                                          7,146,011
     Expenses waived/reimbursed by AEFC (Note 2)                                                          (11,407)
                                                                                                          -------
                                                                                                        7,134,604
     Earnings credits on cash balances (Note 2)                                                            (5,171)
                                                                                                           ------
Total net expenses                                                                                      7,129,433
                                                                                                        ---------
Investment income (loss) -- net                                                                         1,433,661
                                                                                                        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                    23,185,611
     Foreign currency transactions                                                                       (266,440)
                                                                                                         --------
Net realized gain (loss) on investments                                                                22,919,171
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                24,168,813
                                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                                  47,087,984
                                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                                       $48,521,645
                                                                                                      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle International Fund

Year ended Oct. 31,                                                                   2004                 2003
Operations and distributions
Investment income (loss) -- net                                                   $  1,433,661      $   1,996,156
Net realized gain (loss) on investments                                             22,919,171        (35,110,019)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               24,168,813         99,404,400
                                                                                    ----------         ----------
Net increase (decrease) in net assets resulting from operations                     48,521,645         66,290,537
                                                                                    ----------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (1,651,206)        (1,097,811)
      Class C                                                                             (715)                --
      Class Y                                                                         (214,784)          (397,835)
                                                                                      --------           --------
Total distributions                                                                 (1,866,705)        (1,495,646)
                                                                                    ----------         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         101,102,998        100,829,279
   Class B shares                                                                   23,768,927         10,143,314
   Class C shares                                                                    1,226,442          4,147,607
   Class I shares                                                                   21,510,449                 --
   Class Y shares                                                                    4,784,261        209,062,631
Reinvestment of distributions at net asset value
   Class A shares                                                                    1,618,883          1,074,326
   Class C shares                                                                          711                 --
   Class Y shares                                                                       21,292            305,027
Payments for redemptions
   Class A shares                                                                  (66,209,852)      (161,166,939)
   Class B shares (Note 2)                                                         (33,353,618)       (42,610,595)
   Class C shares (Note 2)                                                            (357,647)        (4,399,403)
   Class I shares                                                                     (891,519)                --
   Class Y shares                                                                   (7,709,434)      (256,424,326)
                                                                                    ----------       ------------
Increase (decrease) in net assets from capital share transactions                   45,511,893       (139,039,079)
                                                                                    ----------       ------------
Total increase (decrease) in net assets                                             92,166,833        (74,244,188)
Net assets at beginning of year                                                    383,426,124        457,670,312
                                                                                   -----------        -----------
Net assets at end of year                                                         $475,592,957      $ 383,426,124
                                                                                  ============      =============
Undistributed net investment income                                               $  1,166,688      $   1,866,172
                                                                                  ------------      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle International Fund (formerly AXP International Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 4.53% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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21   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $266,440 and accumulated net realized loss has been decreased by $266,440.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004            2003
Class A
Distributions paid from:
      Ordinary income                               $1,651,206      $1,097,811
      Long-term capital gain                                --              --
Class B
Distributions paid from:
      Ordinary income                                       --              --
      Long-term capital gain                                --              --
Class C
Distributions paid from:
      Ordinary income                                      715              --
      Long-term capital gain                                --              --
Class I*
Distributions paid from:
      Ordinary income                                       --             N/A
      Long-term capital gain                                --             N/A
Class Y
Distributions paid from:
      Ordinary income                                  214,784         397,835
      Long-term capital gain                                --              --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $   2,018,271
Accumulated long-term gain (loss)                                $(476,235,045)
Unrealized appreciation (depreciation)                           $  55,752,788

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $452,904 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC to subadvise the assets of the Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $939,986 for Class A, $57,262 for Class B and $269 for Class C for the year ended Oct. 31, 2004.

For the year ended Oct. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.54% for Class A, 2.31% for Class B, 2.30% for Class C, 0.87% for Class I and 1.36% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $5,171 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $444,407,783 and $410,501,004, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended Oct. 31, 2004
                                              Class A         Class B        Class C       Class I*         Class Y
Sold                                       16,007,119       3,836,146        199,767      3,375,979         760,756
Issued for reinvested distributions           266,265              --            120             --           3,491
Redeemed                                  (10,522,573)     (5,485,116)       (57,493)      (135,916)     (1,222,271)
                                          -----------      ----------        -------       --------      ----------
Net increase (decrease)                     5,750,811      (1,648,970)       142,394      3,240,063        (458,024)
                                            ---------      ----------        -------      ---------        --------

* Inception date was March 4, 2004.

                                                                     Year ended Oct. 31, 2003
                                              Class A         Class B        Class C        Class I         Class Y
Sold                                       19,825,081       2,029,072        842,234            N/A      42,877,692
Issued for reinvested distributions           221,968              --             --            N/A          62,892
Redeemed                                  (31,828,912)     (8,482,707)      (889,603)           N/A     (51,587,885)
                                          -----------      ----------       --------         ------     -----------
Net increase (decrease)                   (11,781,863)     (6,453,635)       (47,369)           N/A      (8,647,301)
                                          -----------      ----------        -------         ------      ----------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $2,799,000 were on loan to brokers. For collateral the Fund received $2,875,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $182,309 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $476,235,045 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                       2009                 2010                2011
                   $378,740,075          $59,231,998         $38,262,972

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001      2000
Net asset value, beginning of period                                     $5.88       $4.97     $5.96      $11.17    $13.45
                                                                         -----       -----     -----      ------    ------
Income from investment operations:
Net investment income (loss)                                               .03         .03       .03         .01       .02
Net gains (losses) (both realized and unrealized)                          .71         .90      (.94)      (3.46)      .04
                                                                         -----       -----     -----      ------    ------
Total from investment operations                                           .74         .93      (.91)      (3.45)      .06
                                                                         -----       -----     -----      ------    ------
Less distributions:
Dividends from net investment income                                      (.04)       (.02)     (.08)         --      (.14)
Distributions from realized gains                                           --          --        --       (1.76)    (2.20)
                                                                         -----       -----     -----      ------    ------
Total distributions                                                       (.04)       (.02)     (.08)      (1.76)    (2.34)
                                                                         -----       -----     -----      ------    ------
Net asset value, end of period                                           $6.58       $5.88     $4.97     $  5.96    $11.17
                                                                         -----       -----     -----      ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $347        $276      $292        $462      $882
Ratio of expenses to average daily net assets(b)                         1.54%       1.65%     1.54%       1.28%     1.27%
Ratio of net investment income (loss) to average daily net assets         .45%        .59%      .39%        .07%      .14%
Portfolio turnover rate (excluding short-term securities)                  98%        147%      103%        303%      133%
Total return(c)                                                         12.54%      18.79%   (15.55%)    (35.71%)   (2.79%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001      2000
Net asset value, beginning of period                                     $5.75       $4.88     $5.83      $11.04    $13.32
                                                                         -----       -----     -----      ------    ------
Income from investment operations:
Net investment income (loss)                                              (.02)        .02      (.02)       (.07)     (.08)
Net gains (losses) (both realized and unrealized)                          .69         .85      (.92)      (3.38)      .04
                                                                         -----       -----     -----      ------    ------
Total from investment operations                                           .67         .87      (.94)      (3.45)     (.04)
                                                                         -----       -----     -----      ------    ------
Less distributions:
Dividends from net investment income                                        --          --      (.01)         --      (.04)
Distributions from realized gains                                           --          --        --       (1.76)    (2.20)
                                                                         -----       -----     -----      ------    ------
Total distributions                                                         --          --      (.01)      (1.76)    (2.24)
                                                                         -----       -----     -----      ------    ------
Net asset value, end of period                                           $6.42       $5.75     $4.88     $  5.83    $11.04
                                                                         -----       -----     -----      ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $74         $76       $96        $188      $403
Ratio of expenses to average daily net assets(b)                         2.31%(c)    2.43%     2.31%       2.05%     2.03%
Ratio of net investment income (loss) to average daily net assets        (.29%)      (.16%)    (.34%)      (.70%)    (.62%)
Portfolio turnover rate (excluding short-term securities)                  98%        147%      103%        303%      133%
Total return(d)                                                         11.65%      17.83%   (16.16%)    (36.19%)   (3.51%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.32% for the year ended Oct. 31, 2004.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001      2000(b)
Net asset value, beginning of period                                     $5.72       $4.85     $5.84      $11.05    $12.43
                                                                         -----       -----     -----      ------    ------
Income from investment operations:
Net investment income (loss)                                              (.02)        .02      (.02)       (.07)     (.04)
Net gains (losses) (both realized and unrealized)                          .68         .85      (.92)      (3.38)    (1.34)
                                                                         -----       -----     -----      ------    ------
Total from investment operations                                           .66         .87      (.94)      (3.45)    (1.38)
                                                                         -----       -----     -----      ------    ------
Less distributions:
Dividends from net investment income                                        --          --      (.05)         --        --
Distributions from realized gains                                           --          --        --       (1.76)       --
                                                                         -----       -----     -----      ------    ------
Total distributions                                                         --          --      (.05)      (1.76)       --
                                                                         -----       -----     -----      ------    ------
Net asset value, end of period                                           $6.38       $5.72     $4.85     $  5.84    $11.05
                                                                         -----       -----     -----      ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2          $1        $1          $1       $--
Ratio of expenses to average daily net assets(c)                         2.30%       2.43%     2.31%       2.05%     2.03%(d)
Ratio of net investment income (loss) to average daily net assets        (.26%)      (.17%)    (.35%)      (.64%)    (.83%)(d)
Portfolio turnover rate (excluding short-term securities)                  98%        147%      103%        303%      133%
Total return(e)                                                         11.62%      17.94%   (16.27%)    (36.15%)  (11.10%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004(b)
Net asset value, beginning of period                                  $6.60
                                                                      -----
Income from investment operations:
Net investment income (loss)                                            .04
Net gains (losses) (both realized and unrealized)                       .01
                                                                      -----
Total from investment operations                                        .05
                                                                      -----
Net asset value, end of period                                        $6.65
                                                                      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $22
Ratio of expenses to average daily net assets(c)                       .87%(d)
Ratio of net investment income (loss) to average daily net assets     1.12%(d)
Portfolio turnover rate (excluding short-term securities)               98%
Total return(e)                                                        .76%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001      2000
Net asset value, beginning of period                                     $5.91       $4.99     $5.99      $11.19    $13.46
                                                                         -----       -----     -----      ------    ------
Income from investment operations:
Net investment income (loss)                                               .04         .03       .04         .02       .04
Net gains (losses) (both realized and unrealized)                          .71         .92      (.95)      (3.46)      .05
                                                                         -----       -----     -----      ------    ------
Total from investment operations                                           .75         .95      (.91)      (3.44)      .09
                                                                         -----       -----     -----      ------    ------
Less distributions:
Dividends from net investment income                                      (.04)       (.03)     (.09)         --      (.16)
Distributions from realized gains                                           --          --        --       (1.76)    (2.20)
                                                                         -----       -----     -----      ------    ------
Total distributions                                                       (.04)       (.03)     (.09)      (1.76)    (2.36)
                                                                         -----       -----     -----      ------    ------
Net asset value, end of period                                           $6.62       $5.91     $4.99      $ 5.99    $11.19
                                                                         -----       -----     -----      ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $31         $30       $69         $71      $114
Ratio of expenses to average daily net assets(b)                         1.36%       1.45%     1.37%       1.11%     1.10%
Ratio of net investment income (loss) to average daily net assets         .61%       1.07%      .61%        .25%      .33%
Portfolio turnover rate (excluding short-term securities)                  98%        147%      103%        303%      133%
Total return(c)                                                         12.79%      19.14%   (15.43%)    (35.52%)   (2.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Threadneedle International Fund (formerly AXP International Fund) (a series of the AXP International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Threadneedle International Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Threadneedle International Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.03548

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00429

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.04212

--------------------------------------------------------------------------------
33 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

                                                          Beginning                  Ending                  Expenses paid
                                                        account value             account value            during the period
                                                         May 1, 2004              Oct. 31, 2004        May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                             $1,000                   $1,046.10                 $7.89(b)
     Hypothetical (5% return before expenses)              $1,000                   $1,017.16                 $7.77(b)
Class B
     Actual(a)                                             $1,000                   $1,043.90                $11.74(c)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.38                $11.56(c)
Class C
     Actual(a)                                             $1,000                   $1,044.20                $11.74(d)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.38                $11.56(d)
Class I
     Actual(a)                                             $1,000                   $1,052.20                 $4.39(e)
     Hypothetical (5% return before expenses)              $1,000                   $1,020.59                 $4.32(e)
Class Y
     Actual(a)                                             $1,000                   $1,047.50                 $6.97(f)
     Hypothetical (5% return before expenses)              $1,000                   $1,018.05                 $6.87(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +4.61% for Class A, +4.39% for Class B, +4.42% for Class C, +5.22% for Class I and +4.75% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
35 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38 -- AXP THREADNEEDLE INTERNATIONAL FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP International Series, Inc. were as follows:

                        2004 - $58,071;                       2003 - $55,511

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP International Series, Inc. were as follows:

                        2004 - $119;                          2003 - $102

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP International Series, Inc. were as follows:

                        2004 - $5,309;                        2003 - $4,925

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP International Series, Inc. were as follows:

                        2004 - None;                           2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $60,890

(h) For the fees disclosed in item (g) above, 100% and 92% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 11/1/02 - 10/31/03
  2004 represents bills paid 11/1/03 - 10/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 4, 2005